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                                                                    Exhibit 5(b)





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                                              THE UNITED STATES LIFE INSURANCE COMPANY                     G E N E R A T I O N S(TM)
         Complete and return to:            ---------------------------------------------                  =====================
          Administrative Center                    IN THE CITY OF NEW YORK ("USL")                           Variable Annuity
             P.O. Box 1401                  ---------------------------------------------
         Houston, TX 77251-1401                 Administrative Center: Houston, TX
            (800) 346-4944
          Fax: (713) 831-3701                         --  SERVICE REQUEST --
    Hearing Impaired: (888) 436-5257
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[X] CERTIFICATE          1.| CERTIFICATE #:______________________________________________  ANNUITANT:_______________________________
    IDENTIFICATION         |
                           | CERTIFICATE OWNER(S):__________________________________________________________________________________
(COMPLETE SECTIONS         | ADDRESS:_______________________________________________________________________________________________
  1 AND 13 FOR ALL         |
     REQUESTS.)            | [ ] CHECK HERE IF
                           | CHANGE OF ADDRESS _____________________________________________________________________________________
  INDICATE CHANGE OR       |
REQUEST DESIRED BELOW.     | S.S. No. or Tax I.D. No._________/_____/_____________ Phone Number: (  )_______________________________
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[ ] NAME                 2.| [ ] Annuitant*    [ ] Beneficiary*   [ ] Owner(s)*   (*DOES NOT CHANGE ANNUITANT, BENEFICIARY OR
    CHANGE                 |                                                        OWNERSHIP DESIGNATION.)
                           | -------------------------------------------------------------------------------------------------------
                           | From: (First, Middle, Last)                      |   To: (First, Middle, Last)
                           |                                                  |
                           | _______________________________________________________________________________________________________
                           | Reason: [ ] Marriage  [ ] Divorce  [ ] Correction  [ ] Other (Attach copy of a certified court order)
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[ ] AUTOMATIC ADDITIONAL 3.| _____ By initialing here, I authorize USL to collect $_________ (min. $100) starting on ______________
    PURCHASE PAYMENT       | by initialing electronic debit entries against my bank account with the                    MONTH/DAY
    OPTION                 | following frequency:
                           | [ ] Monthly   [ ] Quarterly   [ ] Semiannually   [ ] Annually  (Attach voided check to Service Request)
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[ ]  DOLLAR COST         4.| Dollar cost average [ ] $_______ OR [ ] ______% (whole % only)   Begin Date: ____ /____ /____
     AVERAGING             | Taken from the:  [ ] Money Market OR [ ] 1-Year Guarantee Period              MM    DD    YY
                           | Frequency: [ ] Monthly  [ ] Quarterly  [ ] Semiannually  [ ] Annually
                           | Duration:  [ ] 12 Months  [ ] 24 Months  [ ] 36 Months  [ ] 48 Months  [ ] 60 Months
                           | to be allocated to the following division(s) as indicated. (Use only dollars OR percentages.)
                           |
                           | Asian Equity (95)             ______        Growth and Income (88)         ______
                           | Domestic Income (80)          ______        High Yield (89)                ______
                           | Emerging Growth (81)          ______        International Magnum (90)      ______
                           | Emerging Markets Equity (82)  ______        Mid Cap Value (91)             ______
                           | Enterprise (83)               ______        Money Market (92)              ______
                           | Equity Growth (87)            ______        Morgan Stanley
                           | Fixed Income (84)             ______          Real Estate Securities (93)  ______
                           | Global Equity (85)            ______        Strategic Stock (96)           ______
                           | Government (86)               ______        Value (94)                     ______
                           |                                             Other _____________________    ______
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[ ]  AUTOMATIC           5.| [ ] ADD   [ ] STOP Automatic Rebalancing
     REBALANCING           | [ ] CHANGE Automatic Rebalancing of variable investments to the percentage allocations indicated below:
                           | [ ] Quarterly  [ ] Semiannually  [ ] Annually (based on certificate anniversary)
     ($25,000 MINIMUM)     |
USE WHOLE PERCENTAGES.     | Asian Equity (95)             ______%        High Yield (89)                ______%
TOTAL MUST EQUAL 100%.     | Domestic Income (80)          ______%        International Magnum (90)      ______%
                           | Emerging Growth (81)          ______%        Mid Cap Value (91)             ______%
                           | Emerging Markets Equity (82)  ______%        Money Market (92)              ______%
                           | Enterprise (83)               ______%        Morgan Stanley
                           | Equity Growth (87)            ______%          Real Estate Securities (93)  ______%
                           | Fixed Income (84)             ______%        Strategic Stock (96)           ______%
                           | Global Equity (85)            ______%        Value (94)                     ______%
                           | Government (86)               ______%        Other _____________________    ______%
                           | Growth and Income (88)        ______%
                           |
                           | NOTE: Automatic Rebalancing is only available for variable divisions. Automatic Rebalancing will not
                           |       change allocation of future purchase payments.
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[ ]  CHANGE              6.| Asian Equity (95)             ______%        Growth and Income (88)         ______%
     ALLOCATION OF         | Domestic Income (80)          ______%        High Yield (89)                ______%
     FUTURE PURCHASE       | Emerging Growth (81)          ______%        International Magnum (90)      ______%
     PAYMENTS              | Emerging Markets Equity (82)  ______%        Mid Cap Value (91)             ______%
                           | Enterprise (83)               ______%        Money Market (92)              ______%
USE WHOLE PERCENTAGES.     | Equity Growth (87)            ______%        Morgan Stanley
TOTAL MUST EQUAL 100%.     | Fixed Income (84)             ______%          Real Estate Securities (93)  ______%
                           | Global Equity (85)            ______%        Strategic Stock (96)           ______%
                           | Government (86)               ______%        Value (94)                     ______%
                           |                                              Other _____________________    ______%
                           |
                           | NOTE: A change to the allocation of future purchase payments will not alter Automatic Rebalancing
                           |       allocations.
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
[ ] TRANSFER OF          7.| Indicate division number along with gross dollar or percentage amount. (Maintain $ or % consistency)
    ACCUMULATED VALUES     |
                           |   % or $________ from Div._______ to Div._______       % or $________ from Div._______ to Div._______
                           |   % or $________ from Div._______ to Div._______       % or $________ from Div._______ to Div._______
                           |   % or $________ from Div._______ to Div._______       % or $________ from Div._______ to Div._______
                           |   % or $________ from Div._______ to Div._______       % or $________ from Div._______ to Div._______
                           |
                           | NOTE: If a transfer is elected and Automatic Rebalancing is active for your certificate, you may want
                           |       to consider changing the Automatic Rebalancing allocations (Section 5). Otherwise, the Automatic
                           |       Rebalancing will transfer funds in accordance with instructions on file.
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[ ] SYSTEMATIC           8.| Specified Dollar Amount $______________
    WITHDRAWAL             |
    (ALSO COMPLETE         | Frequency:  [ ] Monthly   [ ] Quarterly   [ ] Semiannually   [ ] Annually
    SECS. 11, 12, & 13.)   |
                           | To begin on         /      /         (Date must be between the 5th and 24th of the month and at least
    ($100 MINIMUM          | 30 days after issue date.)
      WITHDRAWAL)          | Unless specified below, withdrawals will be taken from the divisions as they are currently allocated in
                           | your certificate.
  PERCENTAGES (WHOLE %     |
 ONLY) MUST EQUAL 100%,    | $ or %_____ Div. No._____              $ or %_____ Div. No._____           $ or %_____ Div. No. ____
 OR DOLLARS MUST EQUAL     | $ or %_____ Div. No._____              $ or %_____ Div. No._____           $ or %_____ Div. No. ____
    TOTAL AMOUNT.          | $ or %_____ Div. No._____              $ or %_____ Div. No._____           $ or %_____ Div. No. ____
                           |
                           | NOTE: The systematic withdrawal option terminates on the certificate's annuity date. You may cancel the
                           |       systematic withdrawal process at any time by notifying USL in writing.
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[ ] REQUEST FOR          9.| Amount requested is to be (   ) net  OR  (   ) gross of applicable charges.  Total Amount=$___________
    PARTIAL                |
    WITHDRAWAL             | $ or %_____ Div. No._____              $ or %_____ Div. No._____           $ or %_____ Div. No. ____
                           | $ or %_____ Div. No._____              $ or %_____ Div. No._____           $ or %_____ Div. No. ____
(ALSO COMPLETE SECS.       | $ or %_____ Div. No._____              $ or %_____ Div. No._____           $ or %_____ Div. No. ____
  11, 12 & 13.)            |
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[ ] REQUEST FOR         10.| [ ] Certificate attached
    FULL SURRENDER         | [ ] I hereby declare that the certificate specified has been lost, destroyed, or mislaid and request
                           |     that the value of the certificate be paid. I agree to indemnify and hold harmless USL against any
(ALSO COMPLETE SECS.       |     claims which may be asserted on my behalf and on the behalf of my heirs, assignees, legal
 11, 12 & 13.)             |     representatives, or any other person claiming rights derived through me against USL on the basis of
                           |     the certificate.
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[ ] METHOD OF           11.| NOTE: If no method is indicated, check(s) will be mailed to the owner at the address of record.
    DISTRIBUTION           | Check one: [ ] Mail check to owner.  [ ] Mail check to alternate address.  [ ] Deposit funds directly
                           |                                                                                to bank/firm.*
                           |                                                                                (available only for
                           |                                                                                systematic withdrawal)
                           |
                           | ______________________________________________________________________________________________________
                           | NAME OF INDIVIDUAL OR FINANCIAL INSTITUTION
                           | _________________________________________________   __________________________________________________
                           | ADDRESS                                             CITY/STATE/ZIP
                           | _________________________________________________   Type of account:  [ ] Checking    [ ] Savings
                           | IF BANK/FIRM, PROVIDE ACCOUNT NUMBER TO BE REFERENCED FOR DEPOSIT
                           | *Enclose a voided check from account where funds are to be deposited. PLEASE DO NOT ENCLOSE A
                           |  DEPOSIT SLIP.
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[ ] NOTICE OF           12.| The taxable portion of the distribution you receive from your annuity certificate is subject to federal
    WITHHOLDING            | income tax withholding unless you elect not to have withholding apply. Withholding of state income tax
                           | may also be required by your state of residence. You may elect not to have withholding apply by
                           | checking the appropriate box below. If you elect not to have withholding apply to your distribution or
                           | if you do not have enough income tax withheld, you may be responsible for payment of estimated tax.
                           | You may incur penalties under the estimated tax rules if your withholding and estimated tax are not
                           | sufficient. If no election is made we are REQUIRED to withhold Federal Income Tax.
                           | Check one:     [ ] I do NOT want income tax withheld from this distribution.
                           |                [ ] I do want 10% or _______ % income tax withheld from this distribution.
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[X] AFFIRMATION/        13.| CERTIFICATION: Under penalties of perjury, I certify (1) that the number shown on this form is my
    SIGNATURE              | correct taxpayer identification number and (2) that I am not subject to backup withholding under
 (COMPLETE THIS SECTION    | Section 3406(a)(1)(C) of the Internal Revenue Code.
   FOR ALL REQUESTS.)      |
                           | The Internal Revenue Service does not require your consent to any provision of this document other than
                           | the certification required to avoid backup withholding.
                           |
                           | __________________________________________     ________________________________________________________
                           |                  DATE                                     SIGNATURE(S) OF CERTIFICATE OWNER(S)
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USL 8794-1 REV 0499                                         PAGE 2 OF 2
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